LEASE EXTENSION AGREEMENT

THIS AGREEMENT, made and entered into this _ day of December  2013, by and between SUNSHINE HOLDINGS, INC. (hereinafter referred  to as Landlord) and LIBERATOR MEDICAL SUPPLY, INC. (hereinafter referred  to as Tenant), as follows:

WHEREAS, the parties have entered into Business Leases for the following properties, to-wit: 2979, 2943, 2945 & 2947, 2931 & 2941, 2933 & 2939, 2937, and 2935 all on SE Gran Park Way, Stuart, FL 34997; all of the Leases expire on July 31, 2014, and

WHEREAS, the parties are desirous of extending the term of all of said Leases for a second lease extension and make the modifications as set forth herein below.

NOW, THEREFORE, in consideration of mutual covenants and promises herein contained and TEN DOLLARS AND NO CENTS and other good and valuable consideration, in hand paid, the parties agree as follows:

1

TERM.  The terms of the Leases shall be extended for sixty (60) months and shall terminate on the 31st day of July 2019.

2.

RENT. The Tenant  shall pay the  Landlord  the  base rent  as set  forth  in each Lease for the present term and commencing on the first (1st) day of August, 2014 the monthly  rent  for the next twelve (12) months shall be reduced  as shown  on the attached  Exhibit "A" with rent  increases  of three  (3%)  percent  per year as shown  on the attached Exhibit "A"; plus applicable  Florida sales tax. All base rents due Sunshine Holdings Inc. are shown on the attached exhibit “A” rent schedule.

3.

GUARANTY.   The personal Guaranty of MARK LIBRATORE shall no longer be required as of August 1, 2012.

4.

NOTICE OF TERMINATION OR EXTENSION. Tenant agrees to provide Landlord with a minimum of one hundred twenty (120) days written notice of Tenant's intention to vacate the premises at the end of the extension term or Tenant's desire to

       /s/ PMG

         /s/ ML

         Initials

          Initials

Paul M. Glafenhein

   Mark Libratore

negotiate an additional extension.  In the event that the Landlord does not receive said notice, then  Landlord  shall  be  free  to  seek  or  entertain other  tenants and  Tenant hereby  consents  to allow Landlord to show the premise(s) during reasonable business hours with minimal interruption to Tenant.

5.

INCORPORATION BY REFERENCE.   In all other  terms  and  respects, the above-referred Leases shall  remain  in full force and  effect, binding  unto  the  parties except as changed herein and incorporated by reference  hereto.

REALTOR.    Both parties represent to each other that there was no real estate agent/broker involved in the Lease Extension Agreement and they further agree to indemnify each other from any liability or expense arising out of a claim made for a commission by any real estate agent/broker.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the date and year first above-written.

Signed, sealed, and delivered

LANDLORD

In the presence of:

SUNSHINE HOLDINGS, INC.

               /s/

By:    /s/ Paul M. Glafenhein                 12/5/13

Paul M. Glafenhein,

        Date

President

               /s/

TENANT

LIBERATOR MEDICAL SUPPLY, INC.

By:    /s/ Mark Libratore

Mark Libratore,

                       Date

President

EXHIBIT "A"

Base Rent Schedule for Second Lease Extension For Liberator

Medical Supply Inc.

FIVE-YEAR LEASE EXTENSION

25,268 S.F.	2979 S.E. Gran Park Way August 1, 2014 thru July 31, 2015	BASE RENT $18,870.00
	August 1, 2015 thru July 31, 2016	$19,436.00
	August 1, 2016 thru July 31,2017	$20,019.00
	August 1, 2017 thru July 31,2018	$20,620.00
	August 1, 2018 thru July 31, 2019	$21,238.00

(Original Lease Commencement Date: April 19, 2005)

5,832 S.F.	2943-2945 & 2947 S.E.Gran Park Way
	August 1, 2014 thru July 31, 2015	$4,359.00
	August 1, 2015 thru July 31, 2016	$4,486.00
	August 1, 2016 thru July 31, 2017	$4,622.00
	August 1, 2017 thru July 31,2018	$4,763.00
	August 1, 2018 thru July 31,2019	$4,904.00

(Original Lease Commencement Date: September 1, 2008)

3,456 S.F.	2931 - 2941 S.E.Gran Park Way
	August 1, 2014 thru July 31, 2015	$2,583.00
	August 1, 2015 thru July 31, 2016	$2,658.00
	August 1, 2016 thru July 31, 2017	$2,739.00
	August 1, 2017 thru July 31, 2018	$2,822.00
	August 1, 2018 thru July 31, 2019	$2,906.00

(Original Lease Commencement Date: May 1, 2009)

       /s/ PMG

         /s/ ML

         Initials

          Initials

Paul M. Glafenhein

   Mark Libratore

Continued Page Two of Exhibit “A”

EXHIBIT "A"

3,456 S.F.	2933 -2939 S.E. Gran Park Wav
	August 1, 2014 thru July 31, 2015	$2,583.00
	August 1, 2015 thru July 31, 2016	$2,658.00
	August 1, 2016 thru July 31, 2017	$2,739.00
	August 1, 2017 thru July 31, 2018	$2,822.00
	August 1, 2018 thru July 31, 2019	$2,906.00

(Original Lease Commencement Date: October 1, 2009)

1,728 S.F.	2937 S.E. Gran Park Way August 1, 2014 thru July 31, 2015	$1,292.00
	August 1, 2015 thru July 31, 2016	$1,329.00
	August 1, 2016 thru July 31,2017	$1,369.00
	August 1, 2017 thru July 31,2018	$1,411.00
	August 1, 2018 thru July 31,2019	$1,453.00

(Original Lease Commencement Date: April 1, 2010)

1,728 S.F.	2935 S.E. Gran Park Wav August 1, 2014 thru July 31, 2015	$1,292.00
	August 1, 2015 thru July 31, 2016	$1,329.00
	August 1, 2016 thru July 31,2017	$1,369.00
	August 1, 2017 thru July 31,2018	$1,411.00
	August 1, 2018 thru Jul y 31, 2019	$1,453.00

(Original Lease Commencement Date: July 1, 2013)

ACCEPTANCE OF EXHIBIT “A”

LANDLORD

TENANT

SUNSHINE HOLDINGS, INC.

LIBERATOR MEDICAL SUPPLY, INC.

   /s/ Paul M. Glafenhein         12/5/13

   /s/ Mark Libratore

Paul M. Glafenhein,                   Date

Mark Libratore,

                   Date

President

President